SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 8, 2004



                             BKF CAPITAL GROUP, INC.
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               (Exact name of registrant as specified in charter)



       DELAWARE                    1-10024                  36-0767530
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       (State or other             (Commission              (IRS Employer
       jurisdiction of             File Number)             Identification No.)
       incorporation)



ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                             10020
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:  (212) 332-8400
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

                  Change in registrant's certifying accountants:

                  (i) On April 8, 2004, BKF Capital Group, Inc. (the "Company") decided not to reappoint Ernst & Young LLP ("Ernst & Young") as the Company's independent auditors.

                  (ii) The reports of Ernst & Young on the Company's financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) The audit committee of the Company's Board of Directors approved the decision to change independent auditors.

                  (iv) In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2003 and through the date of this report, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report.

                  (v) During the Company's two most recent fiscal years ended December 31, 2003 and December 31, 2002 and through the date of this report, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                  Attached as Exhibit 16.1 is a letter from Ernst & Young addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

                  EXHIBIT NUMBER    DESCRIPTION
                  --------------    -----------

                  16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated April 15, 2004.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BKF CAPITAL GROUP, INC.


Date: April 15, 2004                           By: /s/ Glenn A. Aigen
                                                   -----------------------------
                                                       Glenn A. Aigen
                                                       Senior Vice President and
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER             DESCRIPTION
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16.1                       Letter from Ernst & Young LLP to the Securities and
                           Exchange Commission, dated April 15, 2004.